UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2022

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Option Grants

Effective May 12, 2022, the Board of Directors and Compensation Committee of the Board of Directors of Vertex Energy, Inc. (the “Company”), in connection with the Company’s annual equity compensation review, approved:

(a)	the grant of incentive stock options to (a) Benjamin P. Cowart, the President and Chief Executive Officer of the Company (options to purchase 28,813 shares); and (b) Chris Carlson, the Chief Financial Officer and Secretary of the Company (options to purchase 18,196 shares), in consideration for services rendered and to be rendered to the Company; and

(b)	the grant of incentive stock options to purchase an aggregate of 197,925 shares of the Company’s common stock to twenty-seven non-executive employees of the Company, in consideration for services rendered and to be rendered to the Company.

The options were granted under the Company’s 2019 Equity Incentive Plan (the “Plan”) and the options (other than Mr. Cowart’s options) had a term of ten years; provided that Mr. Cowart’s options had a term of five years, subject in all cases to the terms and conditions of the Plan and the award agreements to be entered into to evidence such grants, and each officer’s or employee’s continued service with the Company.  The Options vest to each individual at the rate of 1/4th of such awarded Options per year on each of May 12, 2023, 2024, 2025 and 2026.  The options (other than Mr. Cowart’s) had an exercise price of $11.90 per share, the closing sales price of the Company’s common stock on the NASDAQ Capital market on May 12, 2022 (the “Market Price”); provided that Mr. Cowart’s Options had an exercise price of $13.09 per share, representing 110% of the Market Price. The Plan has been registered on a Form S-8 Registration Statement previously filed by the Company with the Securities and Exchange Commission.

The description of the options above is qualified in its entirety by the terms of the Option Agreements to be entered into to evidence each grant, a form of which is incorporated by reference herein as Exhibit 10.2, and the terms of which are incorporated by reference in this Item 5.02.

Item 8.01	Other Events.

The description of the non-executive options set forth in Item 5.02 above, is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Vertex Energy, Inc. 2019 Equity Incentive Plan (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 1, 2019, and incorporated herein by reference)(File No. 001-11476)
10.2	Form of 2019 Equity Incentive Plan Stock Option Agreement (Filed as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 23, 2020, and incorporated herein by reference)(File No. 001-11476)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: May 16, 2022	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer